UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 27, 2004

ALLIED CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	0-22832	52-1081052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Pennsylvania Avenue, N.W. Washington D.C. 20006
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 331-754-1112

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2004, Allied Capital Corporation issued a press release announcing its financial results for the three and nine months ended September 30, 2004. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Exhibits.

Exhibit No.	Description

99.1	Press release dated October 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004	ALLIED CAPITAL CORPORATION.

	By:	/s/ Penni F. Roll Name: Penni F. Roll Title: Chief Financial Officer